CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Delta Oil & Gas, Inc. for the year ended December 31, 2004, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

       (1)    the Annual Report on Form 10-KSB of Delta Oil & Gas, Inc. for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the
                Securities Exchange Act of 1934; and

(2)
the information contained in the Annual Report on Form 10-KSB for the year ended December 31, 2004, fairly presents in all material respects, the financial condition and results of operations of Delta Oil & Gas, Inc.

By:	/s/ Douglas Bolen
Name:	Douglas Bolen
Title:	Principal Executive Officer, Principal Financial Officer and Director
Date:	April 15, 2005